               Brandes Institutional International Equity Fund
================================================================================

                                 Annual Report

                  For the Fiscal Year Ended October 31, 2000

December 4, 2000

Dear Shareholder:

During the 12-month period ending October 31, 2000, your fund extended its solid recent performance with continued gains. Stock selection across a variety of countries and industries resulted in significant outperformance. Your fund advanced 22.84% during the period while the MSCI EAFE (Europe, Australasia, Far
East) Index declined 3.9%.

The negative return for the Index reflects the difficult overseas environment during the period. A variety of factors contributed to investor wariness and slumping returns among non-U.S. markets including:

     .    rising interest rates

     .    declining corporate profits

     .    weaker currencies

     .    surging oil prices

     .    conflicting economic reports

     .    slumping technology stocks

During the period, returns among emerging markets were also generally weak. The MSCI EMF (Emerging Markets Free) Index fell 11.4%. Higher oil prices were the greatest detriment to returns in emerging markets, especially in Asia where most nations are net importers of oil. Higher fuel costs, when passed along in the economy, are expected to blunt economic growth. Also, expectations for a similar dampening effect on developed market economies raised concerns that exports will slow. Because the economies of many emerging nations are largely dependent on exports, the prospect of weaker global demand weighed on investor confidence.

Amid this difficult environment, value stocks showcased their mettle. For much of the period, as tensions and market volatility escalated, investors re-evaluated opportunities among previously overlooked value stocks. Morgan Stanley Capital International (MSCI), hoping to illustrate potential differences in returns between growth and value stocks in international markets, segregated the growth and value stock constituents in its EAFE Index. Reflecting value stocks' resilience during the period, the MSCI EAFE Value Index fell 0.4% while the MSCI EAFE Growth Index declined 8.0%.

               Brandes Institutional International Equity Fund


For your fund, gains among holdings in Japan and company-specific advances in the industrial components and telecommunications industries were the greatest contributors to returns. A significant allocation to generally solid performers in Japan also boosted results.

Among the best-performing holdings during the period were Kyocera (Japan-industrial components), Alcatel Alsthom (France-electrical & electronics), and Deutsche Telekom (Germany-telecommunications). In January, as the share price for Kyocera climbed above the level we had established as its intrinsic value, we eliminated the position.

While many holdings advanced, there were positions that declined and detracted from overall returns during the period. Among the weakest-performing holdings were issues in the United Kingdom such as Invensys (machinery & engineering), Marks & Spencer (merchandising), and British Energy (utilities).

The continued application of our company-by-company search for what we believe to be the most promising investment candidates for your fund resulted in some minor changes to the composition of holdings during the period. The purchase of stocks in the food & household products industry lifted the fund's exposure to this industry. Appreciation and select purchases also raised your fund's weighting in the beverages & tobacco industry. We trimmed exposure to the telecommunications, machinery & engineering, and electrical & electronics industries on a stock-by-stock basis.

With respect to countries, your fund's allocation remained largely unchanged. As a result of individual purchases and sales, we reduced the weighting in France, Germany, and Hong Kong while raising exposure in the United Kingdom. Your fund retains its greatest exposure to the United Kingdom.

What is Value?

What is value? And when it comes to investing in businesses, how is value recognized?

We believe calculating the true value of a business integrates a variety of factors: a thorough review of fiscal strength; an evaluation of intangibles, such as management expertise or brand recognition; and an estimation of future profitability.

Combining these elements in our research, we derive an estimate of intrinsic value for a business and compare it to the price of the company's stock. The crux of our value investment philosophy is identifying a stock with a substantial "margin of safety," a stock selling at a price well below our estimation of the company's true, or intrinsic, value. We allow our company-by-company search for extraordinary bargains to take us wherever they happen to be.

               Brandes Institutional International Equity Fund

When reviewing a company's fiscal strength, we study objective data, such as current assets, current liabilities, and other balance sheet elements. To evaluate a company's intangibles, we often meet face-to-face with senior management members. We may also tour the company's facilities and talk with suppliers, customers, and competitors.

With respect to estimating future profitability, we believe in using conservative assumptions regarding long-term growth in profits. We consider whether the competitive position of a company's products or services is strengthening or weakening and we review the company's past treatment of shareholders. In essence, we ask ourselves, "What are we paying today?" and "What may we gain or lose in the future?"

Forecasting a company's long-term cash flows is rather like predicting the weather-there are no certainties. We look at a variety of fundamental traits and analyze the operating history to formulate a reasonable prediction. But just as it's difficult to make an accurate, long-range weather forecast, we believe it's very difficult to precisely predict a company's future cash flows-especially more than a few years out. Even though we apply conservative estimates to future cash flows, we still demand a low current price to help offset the risk that a company may not live up to expectations.

In the short term, we believe any company's stock price may be inconsistent with the underlying value of the business. By remaining mindful of financial strength and what we are paying today for what may we gain in the future, we believe we can recognize value in the marketplace and generally deliver strong returns with limited risk over the long term. We appreciate your continued confidence and remain committed to pursuing your investment goals.

Sincerely yours,


/s/ Debra McGinty-Poteet
Debra McGinty-Poteet
President
Brandes Investment Trust

                Brandes Institutional International Equity Fund


                 Value of $1,000,000 vs Morgan Stanley Capital
          International EAFE (Europe, Australasia and Far East) Index



             MSCI EAFE Index  Brandes Institutional International Equity Fund
Jan-97         $ 1,000,000    $ 1,000,000
Apr-97         $   999,508    $ 1,062,390
Jul-97         $ 1,141,429    $ 1,227,313
Oct-97         $ 1,029,617    $ 1,165,658
Jan-98         $ 1,075,025    $ 1,239,346
Apr-98         $ 1,188,564    $ 1,411,524
Jul-98         $ 1,203,832    $ 1,402,611
Oct-98         $ 1,128,926    $ 1,317,408
Jan-99         $ 1,229,938    $ 1,420,794
Apr-99         $ 1,301,420    $ 1,666,099
Jul-99         $ 1,320,645    $ 1,731,215
Oct-99         $ 1,388,955    $ 1,768,213
Jan-00         $ 1,466,692    $ 1,968,796
Apr-00         $ 1,482,228    $ 2,052,275
Jul-00         $ 1,439,583    $ 2,226,413
Oct-00         $ 1,348,744    $ 2,171,925

           Past performance is not indicative of future performance.

The MSCI EAFE Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The MSCI EAFE Index consists of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis

                 Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS at October 31, 2000
============================================================================================
                                                                   Shares         Value
--------------------------------------------------------------------------------------------
COMMONSTOCKS: 98.6%

Brazil: 7.5%
Banco Bradesco S.A. Sponsored ADR...........................      474,600      $ 3,021,588
Brasil Telecom Participacoes S.A. ADR.......................        2,618          141,863
Centrais Eletricas Brasileiras S.A. Sponsored ADR...........      538,130        4,779,509
Centrais Geradoras do Sul do Brasil S.A. ADR................       20,613          159,316
Companhia Cervejaria Brahma Sponsored ADR...................      293,040        6,611,715
Petroleo Brasileiro S.A. ADR................................      179,990        4,773,245
Telecelular Sul Participacoes ADR...........................        1,309           32,970
Telecentro Oeste Celular ADR................................        4,363           44,175
Telecomunicacoes Brasileiras S.A. Sponsored ADR.............       57,600        4,219,200
Teleleste Celular Participacoes ADR.........................          261           10,065
Telemig Celular Participacoes ADR...........................          654           34,335
Telenordeste Celular Participacoes ADR......................          654           26,977
Telenorte Celular Participacoes ADR.........................          261            9,037
Telenorte Leste Participacoes ADR...........................       14,622          323,512
Telesp Celular Partcipacoes ADR.............................        5,236          165,588
                                                                               -----------
                                                                                24,353,095
                                                                               -----------

China: 1.4%
PetroChina Co., Ltd.........................................   22,128,000        4,653,518
                                                                                ----------
Denmark: 1.3%
Den Danske Bank Group.......................................       29,620        4,293,170
                                                                                ----------
France: 6.6%
Alcatel Alsthom Group.......................................      105,000        6,413,316
Compagnie Generale des Establissements Michelin.............      227,100        6,578,633
Eridania Beghin-Say S.A.....................................       32,500        2,502,740
Total Fina S.A..............................................       42,239        6,049,727
                                                                                ----------
                                                                                21,544,416
                                                                                ----------
Germany: 5.5%
BASF AG.....................................................      116,000        4,532,944
Bayerische Motoren Werke AG.................................      145,300        4,863,249
Deutsche Telekom AG.........................................      169,600        6,108,806
E.On AG.....................................................       51,000        2,595,145
                                                                                ----------
                                                                                18,100,144
                                                                                ==========

                Brandes Institutional International Equity Fund

================================================================================
                                                            Shares      Value
--------------------------------------------------------------------------------

Hong Kong/China: 0.9%
Swire Pacific Ltd.....................................     482,500   $ 2,975,819
                                                                     -----------

Ireland: 2.9%
Allied Irish Banks Plc................................     370,600     3,777,896
Bank of Ireland.......................................     742,500     5,616,864
                                                                     -----------
                                                                       9,394,760
                                                                     -----------

Italy: 2.7%
ENI S.p.A.............................................     939,000     5,089,192
Telecom Italia S.p.A..................................     323,200     3,747,730
                                                                     -----------
                                                                       8,836,922
                                                                     -----------

Japan: 18.3%
Bank of Tokyo-Mitsubishi (The)........................     138,000     1,655,213
Daiichi Pharmaceutical Co., Ltd.......................     155,000     4,402,806
Daiwa House Industry Co., Ltd.........................     471,000     2,956,279
Hitachi, Ltd..........................................     403,800     4,329,019
Japan Tobacco Inc.....................................         670     4,604,389
Komatsu Ltd...........................................     703,000     3,117,735
Matsushita Electric Works, Ltd........................     204,000     5,925,506
Mitsubishi Heavy Industries, Ltd......................   2,202,000     8,554,990
Nippon Mitsubishi Oil Corp............................   1,637,000     8,804,932
Nippon Telegraph and Telephone Corp...................         496     4,513,016
Tokio Marine & Fire Insurance Co., Ltd. (The).........     986,400    10,900,213
                                                                     -----------
                                                                      59,764,098
                                                                     -----------

Mexico: 3.3%
Telefonos de Mexico S.A. Class L Sponsored ADR........     198,840    10,724,933
                                                                     -----------

Netherlands: 4.4%
Akzo Nobel N.V........................................      59,000     2,688,972
ING Groep N.V.........................................     171,758    11,806,937
                                                                     -----------
                                                                      14,495,909
                                                                     -----------

New Zealand: 0.8%
Telecom New Zealand...................................   1,227,661     2,718,218
                                                                     -----------

                Brandes Institutional International Equity Fund

===============================================================================
                                                          Shares       Value
-------------------------------------------------------------------------------

Portugal: 1.7%
Portugal Telecom ....................................    628,645   $ 5,607,388
                                                                   ===========

Singapore: 4.2%
Development Bank of Singapore Ltd. (The) ............    557,069     6,568,679
Jardine Matheson Holdings Ltd. ......................  1,263,263     7,011,110
                                                                   -----------
                                                                    13,579,789
                                                                   ===========

South Africa: 3.2%
De Beer Centenary Linked Unit .......................    283,710     7,813,515
Iscor Ltd. ..........................................    117,911       187,349
South African Breweries Plc .........................    386,000     2,322,485
                                                                   -----------
                                                                    10,323,349
                                                                   ===========

South Korea: 0.8%
Korea Electric Power Corp. ..........................    211,000     2,571,563
                                                                   ===========

Spain: 1.3%
Banco Bilbao Vizcaya Argenta ........................    243,300     3,244,941
Telefonica, S.A. Sponsored ADR* .....................      5,660       327,926
Union Electrica Fenosa S.A...........................     39,400       729,322
                                                                   -----------
                                                                     4,302,189
                                                                   ===========

Switzerland: 4.8%
Nestle S.A. .........................................      3,800     7,880,964
Swisscom AG .........................................      9,200     2,338,289
Zurich Financial Services ...........................     11,326     5,486,317
                                                                   -----------
                                                                    15,705,570
                                                                   ===========

United Kingdom: 26.0%
Allied Domecq Plc ...................................    125,000       645,638
BOC Group Plc .......................................    249,200     3,468,490
British Aerospace Plc ...............................    997,000     5,659,072
British American Tobacco Plc ........................  1,287,620     9,016,817
British Energy Plc ..................................    536,192     1,399,300
British Telecommunications Plc ......................    301,300     3,529,639
Cadbury Schweppes Plc ...............................    608,487     3,758,198

SCHEDULE OF INVESTMENTS at October 31, 2000 (Continued)
===========================================================================================
                                                                     Shares       Value
-------------------------------------------------------------------------------------------
United Kingdom- (Continued)
Corus Group Plc.............................................       1,418,000   $ 1,274,640
Diageo Plc..................................................       1,180,983    11,138,087
HSBC Holdings Plc...........................................         234,200     3,258,237
Imperial Chemical Industries Plc............................         179,940     1,100,927
Innogy Holdings Plc*........................................       1,231,000     3,569,531
International Power Plc.....................................       1,231,000     4,961,669
Invensys Plc................................................       1,217,359     2,903,401
Marks & Spencer Plc.........................................       1,628,000     4,531,864
Reckitt Benckiser Plc.......................................         353,200     4,639,494
Royal & Sun Alliance Insurance Group Plc....................         602,090     4,281,763
Safeway Plc.................................................       1,176,000     4,884,869
Unilever Plc................................................       1,605,000    10,849,640
                                                                               -----------
                                                                                84,871,276
                                                                               -----------
Venezuela: 1.0%
Compania Anonima Nacional Telefonos de Venezuela, ADR.......         167,690     3,186,110
                                                                               -----------
TOTAL COMMON STOCKS (cost $304,099,951).....................                   322,002,236
                                                                               ===========
                                                           Principal Amount
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 2.3%
Investors Bank & Trust Co., Repurchase Agreement, 5.690%, dated 10/31/2000, due
11/01/2000, [collateralized by $7,225,000 Federal Home Loan Mortgage Corporation
ARM #846814, 7.911%, due 11/01/2022 and by $5,171,000 Federal National Mortgage
Association ARM #313143, 7.867%, due 06/01/2024, (Combined market value
$8,014,868)]
(proceeds $7,634,293) (cost $7,633,086)....................      $ 7,633,086     7,633,086

TOTAL INVESTMENTS IN SECURITIES (cost$311,733,037**) 100.9%                    329,635,322
Liabilities in excess of Other Assets: (0.9%)                                   (3,110,429)
                                                                              ------------
NET ASSETS: 100.0%                                                            $326,524,893
                                                                              ============

_____________
 * Non-income producing security.

** At October 31, 2000, the basis of investments for federal income tax purposes was the same as for financial reporting purposes.

Unrealized appreciation and depreciation were as follows:
     Gross unrealized appreciation                                            $ 53,709,343
     Gross unrealized depreciation                                             (35,807,058)
                                                                              ------------
     Net unrealized appreciation                                              $ 17,902,285
                                                                              ============

See accompanying  Notes to Financial  Statements.

                Brandes Institutional International Equity Fund


SCHEDULE OF INVESTMENTS By Industry at October 31, 2000
===========================================================================================================
                                                                                                 Percent of
Industry                                                                                         Net Assets
--------                                                                                         ----------
Aircraft .......................................................................................    1.7%
Automobile .....................................................................................    1.5
Banking ........................................................................................   15.4
Beverages & Tobacco ............................................................................   10.5
Business Services ..............................................................................    2.6
Chemicals ......................................................................................    3.6
Communications Equipments & Services ...........................................................    8.1
Electrical & Electronics .......................................................................    3.1
Food & Household Products ......................................................................   10.6
Insurance ......................................................................................    4.6
Machinery & Engineering ........................................................................    7.0
Metals-Steel ...................................................................................    0.5
Minerals .......................................................................................    2.4
Oil & Gas ......................................................................................    5.7
Pharmaceutical .................................................................................    1.3
Retail Stores ..................................................................................    1.4
Telecommunications .............................................................................    7.7
Tires & Inner Tubes ............................................................................    2.0
Utilities-Electrical & Gas  ....................................................................    8.9
                                                                                                 ------
TOTAL COMMON STOCKS  ...........................................................................   98.6
SHORT-TERM INVESTMENTS  ........................................................................    2.3
                                                                                                 ------

TOTAL INVESTMENTS IN SECURITIES  ...............................................................  100.9
Liabilities in excess of Other Assets  .........................................................   (0.9)
                                                                                                 ------
NET ASSETS                                                                                        100.0%
                                                                                                 ======


See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2000
================================================================================

ASSETS
   Investments in securities, at value (cost $311,733,037)...............................   $329,635,322
   Cash..................................................................................         54,759
   Receivables:
      Fund Shares sold...................................................................        728,381
      Dividends and interest ............................................................        677,911
      Securities lending income..........................................................          2,476
      Tax reclaim........................................................................        153,083
   Prepaid expenses......................................................................         15,972
   Deferred organization costs...........................................................          4,849
                                                                                            ------------
          Total assets...................................................................    331,272,753
                                                                                            ------------

LIABILITIES
   Payables:
      Fund shares redeemed...............................................................        281,214
      Securities purchased...............................................................      4,313,043
      Due to advisor.....................................................................         35,676
      Unrealized loss on forward currency contracts......................................         52,142
   Accrued expenses......................................................................         65,785
                                                                                            ------------
          Total liabilities..............................................................      4,747,860
                                                                                            ------------

   NET ASSETS............................................................................   $326,524,893
                                                                                            ============

   Net asset value, offering and redemption price per share
          ($326,524,893/14,613,008 shares outstanding; unlimited
          number of shares authorized without par value).................................   $      22.34
                                                                                            ============

COMPONENTS OF NET ASSETS
   Paid-in capital.......................................................................   $240,678,753
   Accumulated net investment income.....................................................      5,087,003
   Accumulated net realized gain on investments and foreign currency ....................     62,899,192
   Net unrealized appreciation (depreciation) on:
      Investments........................................................................     17,902,285
      Foreign currency...................................................................        (42,340)
                                                                                            ------------
          Net assets.....................................................................   $326,524,893
                                                                                            ============

See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund

STATEMENT OF OPERATIONS For the Year Ended October 31, 2000
=========================================================================================================
INVESTMENT INCOME
   Income
      Dividends (net of foreign tax withheld of $755,929)................................    $  8,254,210
      Interest...........................................................................         454,886
                                                                                             ------------
          Total income...................................................................       8,709,096
                                                                                             ------------

   Expenses
      Advisory fees......................................................................       3,089,527
      Administration fees................................................................         148,669
      Custody fees.......................................................................         144,875
      Transfer agent fees................................................................          49,862
      Accounting fees....................................................................          45,283
      Auditing fees......................................................................          41,095
      Printing...........................................................................          32,414
      Registration expense...............................................................          18,895
      Legal fees.........................................................................          17,718
      Trustee fees.......................................................................          13,702
      Amortization of deferred organization costs........................................           2,921
      Insurance expense..................................................................             919
      Miscellaneous......................................................................          21,292
                                                                                             ------------
          Total expenses.................................................................       3,627,172
          Add: expenses recouped by advisor..............................................          20,659
                                                                                             ------------
          Net expenses before interest ..................................................       3,647,831
          Add: Interest expense..........................................................           1,200
                                                                                             ------------
          Net expenses...................................................................       3,649,031
                                                                                             ------------
               Net investment income.....................................................       5,060,065
                                                                                             ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      Net realized gain on investments and foreign currency..............................      62,973,116
      Net unrealized depreciation on investments and foreign currency....................     (12,236,683)
                                                                                             ------------
          Net realized and unrealized gain on investments and foreign currency...........      50,736,433
                                                                                             ------------
               Net increase in net assets resulting from operations......................    $ 55,796,498
                                                                                             ============

See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund

STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Year Ended            Year Ended
                                                                                           October 31, 2000      October 31, 1999
                                                                                           --------------------------------------
INCREASE IN NET ASSETS FROM:

OPERATIONS
 Net investment income....................................................................     $  5,060,065          $  2,400,994
 Net realized gain on investments and foreign currency....................................       62,973,116            19,599,093
 Net unrealized appreciation (depreciation) on investments and foreign currency...........      (12,236,683)           35,116,475
                                                                                                 ----------            ----------
    Net increase in net assets resulting from operations..................................       55,796,498            57,116,562
                                                                                                 ----------            ----------
DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income...............................................................       (2,436,583)           (2,286,065)
 From net realized gain...................................................................      (19,619,447)          (12,503,131)
                                                                                                 ----------            ----------
    Total distributions to shareholders...................................................      (22,056,030)          (14,789,196)
                                                                                                 ----------            ----------
CAPITAL SHARE TRANSACTIONS
 Net increase in net assets derived from net change in outstanding shares (a).............       57,661,459            32,780,430
                                                                                                 ----------            ----------

    Total increase in net assets..........................................................       91,401,927            75,107,796

NET ASSETS
 Beginning of year........................................................................      235,122,966           160,015,170
                                                                                                -----------           -----------
 End of year (including accumulated net investment income of $5,087,003 and $2,463,521,
    respectively).........................................................................     $326,524,893          $235,122,966
                                                                                               ============          ============

(a) A summary of capital share transactions is as follows:

                                                                           Year Ended                         Year Ended
                                                                        October 31, 2000                   October 31, 1999
                                                                  -----------------------------      ----------------------------
                                                                    Shares            Value            Shares           Value
                                                                  ----------      -------------      ----------      ------------
Shares sold.....................................................   7,605,833      $ 166,267,606       6,037,117      $108,174,956
Shares issued on reinvestment of distributions..................   1,038,338         20,860,212         867,985        13,228,096
Shares redeemed.................................................  (5,879,759)      (129,466,359)     (4,923,728)      (88,622,622)
                                                                   ---------      -------------       ---------      ------------
Net increase....................................................   2,764,412      $  57,661,459       1,981,374      $ 32,780,430
                                                                   =========      =============       =========      ============

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
================================================================================

                                                                                          January 2, 1997*
                                                        Year Ended October 31,                 through
                                               ----------------------------------------
                                                  2000           1999           1998      October 31, 1997
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........   $     19.84     $     16.22    $     14.57   $    12.50
                                               -----------     -----------    -----------   ----------
Income from investment operations:
   Net investment income....................          0.34            0.20           0.21         0.17
   Net realized and unrealized gain on
      investments and foreign currency......          3.99            4.91           1.66         1.90
                                               -----------     -----------    -----------   ----------
Total from investment operations............          4.33            5.11           1.87         2.07
                                               -----------     -----------    -----------   ----------

Less distributions:
   From net investment income...............         (0.20)          (0.23)         (0.07)        0.00
   From net realized gain...................         (1.63)          (1.26)         (0.15)        0.00
                                               -----------     -----------    -----------   ----------
Total distributions.........................         (1.83)          (1.49)         (0.22)        0.00
                                               -----------     -----------    -----------   ----------

Net asset value, end of period..............   $     22.34     $     19.84    $     16.22   $    14.57
                                               ===========     ===========    ===========   ==========

Total return................................         22.84%          34.23%         13.01%       16.56%***

Ratios/supplemental data:
Net assets, end of period (millions)........   $     326.5      $    235.1     $    160.0     $   51.1

Ratio of expenses to average net assets
 including interest expense:
   Before fees waived and expenses recouped           1.18%           1.30%          1.37%        1.76%**
   After fees waived and expenses recouped            1.19%           1.20%          1.20%        1.19%**

Ratio of net investment income to average
 net assets:
   Before fees waived and expenses recouped           1.65%           1.09%          1.75%        0.84%**
   After fees waived and expenses recouped            1.64%           1.19%          1.92%        1.40%**

Portfolio turnover rate.....................         42.03%          32.31%         50.08%       27.40%***

  * Commencement of operations.
 ** Annualized.
*** Not annualized.

                See accompanying Notes to Financial Statements.

                 Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Brandes Institutional International Equity Fund (the "Fund") is a series of shares of beneficial interest of Brandes Investment Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on January 2, 1997. The Fund invests its assets primarily in equity securities of foreign issuers with market capitalizations greater than $1 billion. The Fund seeks to achieve long-term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchanges are open for trading. Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Trustees.

         U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

         Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

         Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

      B. Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral,

                 Brandes Institutional International Equity Fund

--------------------------------------------------------------------------------

         securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

         If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      C. Forward Foreign Currency Exchange Contracts. The Fund may utilize forward foreign currency exchange contracts ("forward contracts") under which it is obligated to exchange currencies at specific future dates.

      D. Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on the specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      E. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      F. Deferred Organization Costs. The Fund has incurred expenses of $14,570 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

      G. Concentration of Risk. As of October 31, 2000, the Fund held a significant portion of its assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the Fund's net assets. It is the Trust's policy to continuously monitor these risks.

      H. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

      I. Securities Lending. The Trust may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fees. At all times the borrower fully collateralizes the loans with cash, letters of credit or U.S. Government securities. The market value of securities on loan and related collateral at October 31, 2000 were $22,755,987 and $23,811,809, respectively.

                Brandes Institutional International Equity Fund

--------------------------------------------------------------------------------

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS  WITH AFFILIATES

      Brandes Investment Partners, L.P. (The "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended October 31, 2000, the Fund incurred $3,089,527 in advisory fees.

      The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund for expenses, excluding interest, so that its ratio of expenses to average net assets will not exceed 1.20%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended October 31, 2000, the Advisor recouped fees previously waived fees of $20,659. At October 31, 2000, the amount available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Fund is $530,603. The Advisor may recapture $331,019 of the above amount no later than October 31, 2003 and $199,584 no later than October 31, 2004. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

      Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.05% of average daily net assets for the first $250 million in net assets, 0.04% of average daily net assets for the next $250 million in net assets and 0.03% in excess of $500 million of the Fund's average daily net assets, subject to a minimum of $40,000 per annum. For the year ended October 31, 2000, the Fund incurred $148,669 in such fees.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers of the Fund are also officers and/or Trustees of the Advisor, Administrator and Distributor.

                Brandes Institutional International Equity Fund

--------------------------------------------------------------------------------

NOTE 4 - PURCHASES AND SALES OF SECURITIES

      For the year ended October 31, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $166,572,033 and $125,817,593, respectively.

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

      At October 31, 2000, the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. Forward foreign currency contracts are valued at the forward rate, and are marked to market at the end of each period. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The Fund could be exposed to the risk that the counterparties to the contracts are unable to meet the terms of their contracts. Open forward foreign currency exchange contracts at October 31, 2000 were as follows:

                                    Foreign                         Currency
   Delivery       Currency        Currency to       Value in       Unrealized
     Date        Deliverable      be Received         U.S.$           Loss
------------------------------------------------------------------------------

    11/10/00     Japanese Yen     470,704,000     $  4,321,008    $   (52,142)
                                                  ------------    -----------
                                                  $  4,321,008    $   (52,142)
                                                  ============    ===========

                        Report of Independent Auditors

To the Shareholders of Brandes Institutional
International Equity Fund and the
Board of Trustees of Brandes Investment Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Brandes Institutional International Equity Fund (the "Fund"), (one of the portfolios constituting Brandes Investment Trust), as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from January 2, 1997 (commencement of operations) to October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brandes Institutional International Equity Fund as of October 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from January 2, 1997 (commencement of operations) to October 31, 1997, in conformity with accounting principles generally accepted in the United States.

                                                             ERNST & YOUNG LLP

Los Angeles, California
December 15, 2000

                                    BRANDES
                               INVESTMENT TRUST


                                    ADVISOR
                       Brandes Investment Partners, L.P.
                        11988 El Camino Real, Suite 500
                          San Diego, California 92191
                                 800-331-2979

                                  DISTRIBUTOR
                         First Fund Distributors, Inc.
                           4455 East Camelback Road
                                  Suite 261E
                            Phoenix, Arizona 85018

                                TRANSFER AGENT
                          Investors Bank & Trust Co.
                       200 Clarendon Street, 16th Floor
                          Boston, Massachusetts 02116

                                   AUDITORS
                               Ernst & Young LLP
                           725 South Figueroa Street
                         Los Angeles, California 90017

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker LLP
                      555 South Flower Street, 23rd Floor
                         Los Angeles, California 90071

This report is intended for shareholders of the Brandes Institutional International Equity Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered are presentation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                                    BRANDES
                               INVESTMENT TRUST




                                    ANNUAL
                                    REPORT

                          Year ended October 31, 2000





                          WORLDWIDE VALUE SPECIALISTS